UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

JP Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 E Las Colinas Blvd, Suite 2000

Irving, Texas 75039

 (Address of principal executive offices) (Zip Code)

 (Registrant’s telephone number, including area code): (972) 444-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2015, JP Energy Partners LP (the “Partnership”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	JP Energy Partners LP Press Release dated March 11, 2015 announcing its financial results for the quarter and year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP ENERGY PARTNERS LP

By:	JP Energy GP II LLC, its general partner

By:	/s/ Patrick J. Welch
Patrick J. Welch
Executive Vice President and Chief Financial Officer

March 11, 2015

Exhibit Index

Exhibit No.	Description
99.1	JP Energy Partners LP Press Release dated March 11, 2015 announcing its financial results for the quarter and year ended December 31, 2014.